SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 19, 2006

                               THE GSI GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


                                                       37-0856587
                    333-43089                       (I.R.S.  Employer
           (Commission  File  Number)                Identification  No.)


1004  E.  Illinois  Street,  Assumption,  Illinois                       62510
(Address  of  Principal  Executive  Offices)                       (Zip  Code)



       Registrant's Telephone Number, Including Area Code: (217) 226-4421

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

Randall N. Paulfus has resigned as Interim Chief Financial Officer, effective January 30, 2006.

The Company has appointed Robert E. Girardin to serve as Interim Chief Financial Officer, effective January 30, 2006. Mr. Girardin is a partner with Tatum LLC ("Tatum"), a financial services firm. Mr. Girardin's services will be engaged through an interim executive services agreement between the Company and Tatum, and a separate letter agreement between the Company and Mr. Girardin (collectively, the "Employment Arrangement"). Under the terms of the Employment Arrangement, the Company will pay Mr. Girardin a salary of $28,000 per month and pay Tatum a fee of $7,000 per month through the term of Mr. Girardin's engagement with the Company. The Company or Mr. Girardin may terminate the Employment Arrangement upon at least 2 weeks' prior written notice. The Company has no obligation to provide Mr. Girardin any stock or incentive compensation, or medical benefits. Mr. Girardin will be eligible to participate in any Company employee retirement and/or 401(k) plan, without matching, and entitled to vacation and holidays in accordance with the Company's policy as it applies to senior management. The Company will reimburse Mr. Girardin for the reasonable out-of-pocket expenses incurred in connection with his service as Interim Chief Financial Officer to the same extent that the Company is responsible for such expenses of senior officers of the Company. He joined Tatum in 2005 and has served with the Company in a consulting capacity since July of 2005. From 2002 to2004, Mr. Girardin served as the Chief Financial Officer of AMS Direct, Inc., a direct response marketing company. From 2000 to 2001, Mr. Girardin served as the Vice President Finance for American Pharmaceutical Partners, Inc. a specialty pharmaceuticals manufacturer and from 1997 to 1999 Mr. Girardin served as the Chief Financial Officer of a division of DiverseyLever and Unilever. Mr. Girardin, age 56, is a Chartered Accountant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE GSI GROUP, INC.
                                  (Registrant)



Date:  January  19,  2006          By:   /s/Randall  N.  Paulfus
                                    -------------------------
                                 Name:  Randall  N.  Paulfus
                                 Title:  Interim  Chief  Financial
                                       Officer






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